UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                NOVEMBER 28, 2007 (NOVEMBER 9, 2007)
                Date of Report    (Date of earliest event reported)

                                K-9 Concepts, Inc.
             (Exact name of registrant as specified in its charter)

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|           NEVADA           |     333-139773      |      PENDING      |
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|(State or other jurisdiction|(Commission File No.)|   (IRS Employer   |
|     of incorporation)      |                     |Identification No.)|
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                   RM0933, 9/F., Block C, Harbourfront Horizon
                         Hung Hom Bay, 8 Hung Luen Road
                                Kowloon, Hong Kong

          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: 852-6622-3666


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


o   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))


o   Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Subscription Agreements

    On November 9, 2007 (the "Subscription Date"), K-9 Concepts, Inc.
(the "Company") accepted a subscription from one investor, and on November
20, 2007, the Company accepted subscriptions from two additional investors, in a private placement of its securities, pursuant to Private Placement Subscription Agreements entered into between the Company and the investors, each for the sale and purchase of 250,000 units (the "Units") of the
 Company's securities, at a price of US$0.40 per Unit, for aggregate proceeds of $100,000. Each Unit consists of one share of the Company's common stock, $0.001 par value per share ("Common Stock"), and one common share purchase warrant (a "Warrant"). Each Warrant is exercisable into one share of Common Stock (a "Warrant Share") at an exercise price of US$0.60 per Warrant Share, for a period of two years, or until November 9, 2009.

    A more detailed description of the transaction may be found under Item 3.02 -- Unregistered Sales of Equity Securities. A copy of the form of Private Placement Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of Warrant received by the investors is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights

    In connection with the transaction, the Company granted the investors certain registration rights with respect to the shares of Common Stock comprising the Units, including the Warrant Shares. Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") between the Company and the investors dated November 9, 2007, the Company is obligated to prepare and file a registration statement with the Securities and Exchange Commission on Form SB-2 (or such other form as is available for registration), no later than 60 business days from the Subscription Date. The Company is also obligated to use its best efforts to cause the registration statement to become effective within 180 calendar days after the Subscription Date.

    A copy of the form of Registration Rights Agreement is attached hereto as
Exhibit 10.3 and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

Private Placement

    On November 9, 2007 (the "Subscription Date"), K-9 Concepts, Inc. (the "Company") accepted a subscription from one investor, and on November 20, 2007, the Company accepted subscriptions from two additional investors, in a private placement of its securities, pursuant to Private Placement Subscription Agreements entered into between the Company and the investors, each for the sale and purchase of 250,000 units (the "Units") of the Company's securities, at a price of US$0.40 per Unit, for aggregate proceeds of $100,000. Each Unit consists of one share of the Company's common stock, $0.001 par value per share ("Common Stock"), and one common share purchase warrant (a "Warrant"). Each Warrant is exercisable into one share of Common Stock (a "Warrant Share") at an exercise price of US$0.60 per Warrant Share, for a period of two years, or until November 9, 2009.

    These Units were issued pursuant to the exemptions from registration contained in Regulation S promulgated under the Securities Act of 1933, as amended, on the basis of representations made by the investors that the investors are not "U.S. persons," as such term is defined in Regulation S, and that the investors did not acquire the shares for the account or benefit of a U.S. person.

    There was no underwriter to the private placement and no commissions were paid to any party. The proceeds of the private placement are expected to be used for general corporate working capital purposes.

    The issued Units represent the first two tranches of a private placement of up to 1,500,000 Units at a price of US$0.40 per Unit, which was approved by the Company's Board of Directors on November 7, 2007, and will continue through February 7, 2008 (the "Initial Offering Period"). The Initial Offering Period may be extended for additional periods of thirty days each by the Company in its sole discretion. There is no assurance that any additional Units will be issued or sold in the private placement.

    A copy of the form of Private Placement Subscription Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the form of Warrant received by the investors is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights

    In connection with the transaction, the Company granted the investors certain registration rights with respect to the shares of Common Stock comprising the Units, including the Warrant Shares. Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement") between the Company and the investors dated November 9, 2007, the Company is obligated to prepare and file a registration statement with the Securities and Exchange Commission on Form SB-2 (or such other form as is available for registration), no later than 60 business days from the Subscription Date. The Company is also obligated to use its best efforts to cause the registration statement to become effective within 180 calendar days after the Subscription Date.

    A copy of the form of Registration Rights Agreement is attached hereto as
Exhibit 10.3 and is incorporated herein by reference.

    THE FOREGOING SUMMARY OF THE TRANSACTION DESCRIBED ABOVE AND THE SECURITIES ISSUED OR TO BE ISSUED BY THE COMPANY IN CONNECTION THEREWITH IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TRANSACTION DOCUMENTS, COPIES OF WHICH ARE ATTACHED AS EXHIBITS TO THIS CURRENT REPORT ON FORM 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits

 NO.  DESCRIPTION
 10.1 Form of Private Placement Subscription Agreement
 10.2 Form of Common Stock Purchase Warrant
 10.3 Form of Registration Rights Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: November 28, 2007          K-9 Concepts, Inc.


                             By:     /s/ Albert Au
                                  Name:  Albert Au
                                 Title:  President and Chief Executive Officer

                                 EXHIBIT INDEX


 NO.  DESCRIPTION
 10.1 Form of Private Placement Subscription Agreement
 10.2 Form of Common Stock Purchase Warrant
 10.3 Form of Registration Rights Agreement